SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.

Calvert VP Mid Cap Value Portfolio

Prospectus dated April 30, 2010

Date of Supplement: December 14, 2010

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc., into Calvert VP S&P MidCap 400 Index Portfolio, a series of Calvert Variable Products, Inc.

Calvert VP Mid Cap Value shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Calvert VP Mid Cap Value Portfolio will be exchanged for shares of Calvert VP S&P MidCap 400 Index Portfolio. The number of Calvert VP S&P MidCap 400 Index Portfolio shares you receive will depend on the value of your Calvert VP Mid Cap Value Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes to be effected pursuant to the merger. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.